EXHIBIT 99.2

CINTAS

SPARTAN MOTORS

transforming the world through specialty vehicles

NASDAQ: SPAR

FORWARD-LOOKING STATEMENTS:

This presentation contains forward-looking statements. These statements include, without limitation, information with respect to future events or our future financial performance, results of operations and businesses, and our financial condition. These forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include those that we discuss in "Risk Factors and Forward-Looking Statements" or comparable headings in our registration statement filed on Form S-1, as amended, annual report filed on Form 10-K, quarterly reports filed on Form 10-Q, and any other reports that we have filed with the SEC.

Key Facts:

•    Designs, engineers, and manufactures specialty chassis and vehicles for the emergency response, specialty vehicle, recreational vehicle, and delivery and service markets

•    Headquarters: Charlotte, Mich.

•    Facilities: Michigan, South Carolina, South Dakota, Texas, Pennsylvania, Indiana, Canada

•    Employees: Approximately 1,600

•    NASDAQ: SPAR current stock price: $6.20

•    52-Week Range: $1.31 - $11.75

•    Daily Volume (3-month): 265,848

•    Market Cap: $203.9 million

•    Shares Outstanding: 32.88 million

•    Float: 30.01 million

•    Insider Ownership: 10.14%

•    Institutional Ownership: 61.25%

Share Price Data as of 02-18-10

•    Operational accomplishments

     1. Operating income of 4.3% and after-tax income of 2.7% despite a 49% drop in sales

     2. Did not reduce dividend payment

     3. Increased backlog 45.7% to $247.6 million

     4. Positive operating cash flow of $38.1 million

•    Strategic transformation

     1. Diversification acquisition of Utilimaster (delivery and service) for $42.3 million, will diversify 2010 revenues by approximately 21%, Utilimaster revenues approximated $111 million for 2009

          – Synergistic service and bill-of-material cost reduction opportunities

          – Development of step van and truck chassis by Spartan Chassis

     2. Market and Leverage Team structure vs SBUs (single business units) – operating costs reduced by $16 million in 2009

Slide 5

End Markets, Products, and Brands

- **Outdoor Recreation / RV**
  - Coach Ready Platforms for towables, Class A, B, and C OEMs
  - Chassis for Class A diesel motorhomes
  - Aftermarket parts and assemblies
- **Emergency Response**
  - Specialty chassis & cabs for fire trucks, aerials *(ladder trucks)* and ambulances
  - Complete Vehicles: Fire trucks, aerials, rescue, ambulances, non-emergency ambulance transport *(NEAT)*
  - Bodies for rescue, command, control and Hazmat
  - Aftermarket, parts and assemblies *(Boomer)*
- **Defense / Government Service**
  - Automotive integration, final assembly, and automotive kits for mine-resistant vehicles
  - Specialty use vehicles in the transportation and drilling markets
  - Aftermarket, parts, and assemblies
- **Specialty**
  - Mobile drill rig chassis
- **Delivery and Service**
  - Step van and walk-in bodies for multiple markets
  - Truck bodies
  - Aftermarket parts and assemblies

2009 ProForma Sales
(with Utilimaster)

Def, Specialty, APA 31%
ER Chassis & Vehicles 41%
Delivery or Service 21%
Outdoor Recreation 7%

Slide 6

Financial Update

Net Sales

(millions)

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$312.3
$343.0
$445.4
$681.9
$844.4
$429.9
2004
2005
2006
2007
2008
2009

Backlog

(millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
$117.6
$167.8
$232.1
$338.4
$169.9
$247.6
2004
2005
2006
2007
2008
2009

Net Earnings

(millions)

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$5.9
$8.3
$16.8
$24.5
$42.7
$11.8
2004
2005
2006*
2007
2008
2009

Diluted EPS** *($)*

$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
0.21
0.29
0.55
0.75
1.30
0.36
2004
2005
2006
2007
2008
2009

** Included a non-cash cash write-off of goodwill ($2.1m)*

*** Per share historical data updated for new accounting standards*

Slide 7

Focus on Performance

Gross Margin *(% of Sales)*

13.3%
14.2%
16.5%
14.2%
17.5%
19.0%
2004
2005
2006
2007
2008
2009

Operating Expenses *($ millions)*

32.4
36.1
46.1
57.3
79.6
63.4
10.4%
10.5%
10.4%
8.4%
9.4%
14.7%
2004
2005
2006
2007
2008
2009

Capital Expenditures *($ millions)*

5.9
2.9
14.4
31.2
16.3
5.8
2004
2005
2006
2007
2008
2009

Return on Invested Capital *(%)*

8.4
10.4
15.7
19.8
25.8
6.8
2004
2005
2006
2007
2008
2009

All financial information includes adjustments for the 3-for-2 stock splits in Dec 2006 and June 2007

Slide 8

•    $18.5 million in cash and $35.2 million in long-term debt (12/31/09)

•    $70 million line of credit with J. P. Morgan Chase fully available to fund growth

•    Generated significant operating cash ($38.1 million) in 2009

•    Strength = flexibility to pursue multiple avenues to create shareholder value

Slide 9

Consistent Dividend Stream

Dividends
(total payout/ declared per share)
$0.15
$0.10
$0.05
$0.00
$0.01
$0.09
$0.01
$0.10
$0.02
$0.10
$0.03
$0.10
$0.10
$0.03
$0.10
$0.05
2004
2005
2006
2007
2008
2009
2010*
Regular
Special

** The first of 2010's semi-annual dividends has been declared at $0.05*

Slide 10

“Transforming the world through specialty vehicles”

– Society is becoming more customer centric and lean, demanding specific solutions that are tailored to individual wants and needs at a desired price.

– As society evolves, vehicles and services will become more “customer centric" and “value oriented. ” Spartan transforms a large “commercial” market one niche at a time, and as we become the leader in each niche, the total market transforms from “commercial” to “specialty. ”

Slide 12

Opportunity…58+ Vehicle Markets in North America

	MARKETS		MARKETS		MARKETS
1	4-Wheel Drive	21	Handicap Access Taxi	41	Refrigerated Vehicles
2	Agriculture / Farm	22	Hazardous Materials	42	Refuse
3	Ambulance	23	Home Delivery Food	43	Restaurants
4	Beverage Processing & Distributi	24	Homeland Security	44	Retail / Wholesale
5	Business Professionals	25	Inter-City Delivery	45	Road Service / Highway Maintenan
6	Commercial Survivable Vehicles	26	Intra-City Delivery	46	Sales
7	Commercial transportation	27	Landscaping / Horticulture	47	Sanitation
8	Construction	28	Lawn Care	48	School Bus
9	Contractor	29	Manufacturing	49	Shuttle Service
10	Defense	30	Medical Taxi	50	Skilled Trades
11	Delivery	31	Mining / Quarry	51	Specialized Heavy Hauling
12	Drilling Services	32	Moving & Storage	52	Step Van
13	Dry Freight	33	Outdoor Recreaction	53	Taxi
14	Emergency Response	34	Paratransit	54	Tow & Recovery
15	Florist	35	Petroleum	55	Truck Body
16	Food Processing & Distribution	36	Police Vehicle	56	Utility & Utility Services
17	Forestry & Lumber	37	Private Limo Transportation	57	Vehicle Recovery
18	General Freight	38	Public Bus Transportation	58	Vehicle Transporter
19	Glass Transporting Equipment	39	Public Works		
20	Government / Municipal	40	Recreational Vehicles

•    Graying of America: 11,000 people turn 50 each day

•    Handicap: Over 54 million people in North America have some sort of physical handicap

•    Calls for Help are Constant: Every 1.25 seconds there is a call for help

•    2016 CAFÉ (corporate average fuel economy): 35 mpg passenger car standard

•    Internet retail commerce is up 182% from 2002 to 2007

•    Only 24.7% of the world’s population uses the Internet today

•    Defense Conflict and Terrorism: Improvised explosive devices (IEDs) are cheap, readily available, and effective – there are 250 IED blasts per month worldwide - #1 killer in Iraq, Afghanistan – there are over 100,000 kidnappings a year or 274 per day

•    “Green” and Alternative Fuels are the Future

– $104 billion spent by U.S. consumers on Green goods and services in 2008

– The price per barrel of oil is up 112% from 2004

– $350k is the fuel cost allocated to a solder in Afghanistan

•    Globalization & Emerging Markets: 86% of the world population will live in emerging markets by 2050

Slide 14

Today, Tomorrow…
SPAR's Strategic Directives

Customer Centric
Lean
Innovative
Brand Leadership
Value Maximization
Global
Speed & Agility
Financial Stewardship
Green
Social Responsibility
SPARTAN

Slide 16

•    Talent base: Customer centric, entrepreneurial, and a results -oriented culture

     – In 2008, 1,027 ER vehicles were sold, yet less than 35 (or 4%) were identical – overall, 5,969 vehicles were sold or 29 / day

     – In the last 5 years ROIC in top 10% of all public companies

     – Over 40% of the SMI talent base is in sales, marketing, engineering, and R&D

•    Agility

     – Market agility: Ability to create or react with speed to a promising opportunity within a current market

     – Operational agility: Ability to take advantage of opportunities or react to negative events with speed through the use of appropriate operational processes and facility layouts

     – Strategic agility: Ability to create or react with speed to a new market opportunity

•    Customer-centric products (specific, purpose built) with significant APA (aftermarket parts and assemblies) revenue opportunity after each vehicle is shipped

Slide 17

•    Customer centric manufacturing

     – Flexible automation: Automation that can be moved and / or reconfigured quickly to perform a variety of tasks (low CapEx cost, profitable at a low volume, increased profitability at higher volume)

     – Facilities can be reconfigured to build a new product in less than 48 hours

•    Scalable financial model

     – ROIC (return on invested capital) / EVA (economic value add)

     – Low breakeven point

Slide 18

John E. Sztykiel, Chief Executive Officer and Director

John Sztykiel has nearly two decades of management experience at Spartan Motors. He began his career at SMI as Director of Marketing for the Company's diversified products group before being promoted to Executive Vice President and then to Vice President of Sales. He served as the Company's President and Chief Operating Officer for 10 years, leading Spartan through one of its most dynamic periods of growth . Prior to Spartan, he spent 5 years with Eaton in its Cutter Hammer group.

Tom Gorman, Chief Operating Officer

Appointed Chief Operating Officer in July 2009, Tom Gorman brings over 25 years of experience to Spartan Motors, Inc. with a focus on international business, manufacturing operations, and business development. Prior to joining Spartan Motors, he was the President of Business Development & Engineering at Fluid Routing Solutions, a private equity owned company in Southfield, Michigan. In addition, Mr. Gorman held various positions at ZF Lemforder Corporation including President of North America and Chief Operating Officer. Mr. Gorman began his career with Dana Corporation, a publicly traded supplier of axles, driveshafts, and structural, sealing, and thermal -management products.

Joseph M. Nowicki, Chief Financial Officer and Chief Compliance Officer

Joseph Nowicki joined Spartan Motors, Inc. in July 2009 as Chief Financial Officer, Treasurer, and Chief Compliance Officer. He has over 20 years of progressive financial experience covering a wide breadth of disciplines and has had broad involvement across the organization in manufacturing operations, physical distribution, information technology, purchasing, sales and distribution, and human resources. Prior to joining Spartan Motors, Mr. Nowicki spent 17 years with Herman Miller, Inc., a publicly traded office furniture manufacturer. He held several senior management positions with Herman Miller including Vice President of Investor Relations and Treasurer. In addition, he has held corporate finance positions with General Motors and IBM and also worked in Consulting and Public Accounting.

Slide 19

•    Expand existing markets or create new ones

•    Synergistic acquisitions or partnerships

•    Global expansion

•    Aftermarket parts and assemblies

Slide 20

Where will growth come from?

Expanding Existing Markets

- **Emergency response**
  - Furion fire-truck and ambulance chassis, NEAT
  - Bodies for walk-in rescues, command control, Hazmat
  - FRAC, Legend, 75-ft aerial, Boomer, integrated pumper
- **Outdoor / recreational vehicle**
  - Next Generation Platform
  - Fleetwood exclusivity
- **Defense / government services administration**
  - Increase number of OEM partners
  - Develop opportunities for all brands

Slide 21

Where will growth come from? – Existing markets

Emergency Response

- **As price becomes more important, Spartan Chassis is prepared with a "lower cost" specialty chassis – the Furion**

Furion-based fire truck chassis

Furion-based ambulance

- **The Furion is the first chassis of its kind, designed specifically for ambulance service**

Slide 22

Where will growth come from? – Existing markets

Emergency Response

CONCEPTUAL DRAWING

FRAC (First Response All Calls) vehicle

A multipurpose product that has fire, rescue, ambulance, command/control, Hazmat, etc. capability

Slide 23

Where will growth come from? – New markets
NEAT

- **NEAT** *(non-emergency ambulance transport)*
- **Data**
  - **Low-cost transport with ER capability serving the growing elderly population (11,000 people a day turn 50)**
  - **54 million people in the U.S. are considered handicapped**
  - **145,732 cabs in service in the U.S. and Canada**
  - **"Medical / Handicap / Transport / Taxi," a new market where the services can be reimbursed by healthcare providers and the federal government**

- **ITCs** *(items important to the customer)*
  - **Low acquisition cost – less than $50k**
  - **Low operating cost – 20 to 25 mpg**
  - **Ease of purchase / installation**
  - **Limited emergency response capability**

Slide 24

Where will growth come from? – New markets, global

New Global Markets

- **Specialty – drill rig chassis for mobile drilling**
- **Global**
  - **China – Spartan Chassis recently obtained a 22 fire-truck chassis order for Beijing, China**
  - **Develop opportunities for Spartan brands – Crimson Fire, Road Rescue, Utilimaster**
  - **4% of Spartan's 2009 proforma sales were for foreign markets**

Slide 25

Where will growth come from?

Aftermarket Parts & Assemblies *(APA)*

- **Over 100,000 Spartan-related vehicles in operation since 1975, which includes all brands**
- **Increase number of bids / opportunities in defense / GSA**
- **Develop opportunities for**
- **Develop additional products / partner to be sold through Spartan's service / distribution network**

Slide 26

Where will growth come from?
Synergistic Acquisitions or Partnerships

- **Acquisition of Utilimaster**
  - **$111 million in annual sales will enable Spartan to diversify 21% of 2010 SMI consolidated sales into the delivery and service market** *(step vans, walk-in vans, truck bodies)*
  - **Opportunity for Spartan Chassis to develop step van chassis and specialty truck chassis – Utilimaster volume is from 6,000 units per year**
  - **The acquisition of Utilimaster is not an end** *(entry into just the delivery and service market)* **but will be a platform into several new markets over the next 2 to 3 years**

FedEx
Express

ANNUAL SALES – 2009

Approx. $111 million and 6,000 vehicles per year

20%
50%
30%
Sales breakdown by segment:
Walk-in Vans/Delivery
Truck Body
Parts

- **550,000 sq ft manufacturing space, ~500 employees**
- **Key customers: UPS, FedEx, Purolator, Cintas, Budget, Entenmann's**

Slide 27

Why SPAR?
...Investment Opportunity

1. **Demonstrated growth**

Returns Since 1984			
Index	**Price 1/1/84**	**Price 12/31/09**	**CAGR**
DJIA	1,258.64	10,428.05	8.47%
S&P 500	164.93	1115.1	7.63%
Russell 2000*	120.42	625.39	7.78%
SPAR**	0.42	5.63	10.5%
Returns Since 2000			
Index	**Price 1/1/00**	**Price 12/31/09**	**CAGR**
DJIA	11,497.12	10,428.05	-0.97%
S&P 500	1,469.25	1,115.1	-2.72%
Russell 2000	504.75	625.39	2.17%
SPAR**	1.56	5.63	13.69%

**Russell returns from 1/1/88 to date as index began on 9/10/87*
*** SPAR share price adjusted for stock splits*

2. **Experienced team**
3. **Evolving, expanding global markets**

Slide 29

FOR MORE INFORMATION:

Spartan Motors, Inc.
Joe Nowicki, CFO
517.997.3844

Lambert, Edwards & Associates
Jeff Tryka
616.233.0500
jtryka@lambert-edwards.com

SPARTAN

www.spartanmotors.com